CERTIFICATION OF CEO AND CFO PURSUANT TO RULE 13a-14(b) OR
RULE 15d-14(b) and 18 U.S.C. Sec.1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this amended annual report of Universal Fog, Inc. (the “Company”) on Form 10-KSB for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Tom Bontems, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	This amended Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this amended Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 16, 2006	/s/ Tom Bontems
Tom Bontems
Chief Executive Officer and Chief Financial Officer

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO UNIVERSAL FOG, INC. AND WILL BE RETAINED BY UNIVERSAL FOG, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.